EXHIBIT 10.20

                               LandCare USA, Inc.

                            Three Riverway, Suite 630
                              Houston, Texas 77056

                                 March __, 1998

To the Stockholders of the Companies

Reference is made to those certain Agreements and Plans of Organization (the "Agreements"), each dated as of _______ __, 1998, by and among the parties as reflected on Exhibit A attached hereto. Each of the undersigned hereby agrees, and LandCare USA, Inc., a Delaware corporation ("LandCare"), hereby agrees with respect to Section 5, as follows:

      1. NONCOMPETITION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of
Section 13 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein.

      2. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 14.1, 14.3 and 14.4 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein, and agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Sections 14.2, 14.3 and 14.4 of the Agreements as if each was LANDCARE and NEWCO as defined therein.

      3. TRANSFER RESTRICTIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 15 of the Agreements with respect to all of the shares of LandCare Common Stock owned of record by each of the undersigned as of the Funding and Consummation Date (as defined in the Agreements) as if each of the undersigned was a STOCKHOLDER as defined therein. Each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 15.1 of the Agreements.
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Stockholders of the Companies
March ___,  1998

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      4. FEDERAL SECURITIES ACT REPRESENTATIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 16 of the Agreements with respect to all of the shares of LandCare Common Stock owned of record by the undersigned as of the Funding and Consummation Date as if each of the undesigned was a STOCKHOLDER as defined therein. Further, each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 16.1 of the Agreements.

      5. REGISTRATION RIGHTS. LandCare hereby grants each of the undersigned the same piggyback registration rights set forth in Section 17.1 of the agreements granted to the STOCKHOLDERS (as defined in the Agreements), subject to the terms, covenants, restrictions, prohibitions and limitations of Sections 17.3,
17.4 and 17.5 of the Agreements, which the undersigned agree to adhere to and to be bound by.

      6. COUNTERPARTS. This letter may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      7. CONDITION TO TRANSFER. As a condition to any sale, transfer, gift, assignment or other disposition of shares of LandCare Common Stock prior to the expiration of the agreements set forth herein, the undersigned agree to cause this transferee to agree to be bound by the applicable restrictions conferred herein.
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Stockholders of the Companies
March ___,  1998

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      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                    --------------------------------------
                                    William F. Murdy

                                    --------------------------------------
                                    William L. Fiedler

                                    -------------------------------------
                                    Peter C. Forbes

                                    -------------------------------------
                                    Kenneth V. Garcia

                                    -------------------------------------
                                    Steven Ives

                                    --------------------------------------
                                    Rohan Crighton
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Stockholders of the Companies
March ___,  1998

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                                    Notre Capital Ventures II, L.L.C.

                                    By:__________________________________

                             Name: Steven S. Harter

                                    Title: President

                                    ------------------------------------
                                    Fred M. Ferreira

                                    --------------------------------------
                                    Ronald L. Stanfa

                                    --------------------------------------
                                    Patrick J. Norton

                                    -------------------------------------
                                    John T. King

                                    --------------------------------------
                                    Susan M. Yancey

                                    -------------------------------------
                                    Jennifer Davidson
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Stockholders of the Companies
March ___,  1998

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                                    --------------------------------------
                                    Jennifer Jackson

                                    -------------------------------------
                                    Melinda Malek

                                    Fieldstone Partners, Inc.

                                    -------------------------------------
                                    By:  __________________________________
                                    Title:  _________________________________

                                    -------------------------------------
                                    Shellie G. LePori

                                    -------------------------------------
                                    Richard T. Howell

                                    -------------------------------------
                                    Steven J. Blum
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Stockholders of the Companies
March ___,  1998

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                                    -------------------------------------
                                    Richard Owen

                                    Infoscope Partners, Inc.

                                    --------------------------------------
                                    By:  __________________________________
                                    Title:  _________________________________

                                    --------------------------------------
                                    Tina Rose
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Stockholders of the Companies
March ___,  1998

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ACCEPTED AND AGREED, as of the day and year first above written as to Section 5.

                                    LANDCARE USA, INC.

                                    By:___________________________________
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Stockholders of the Companies
March ___,  1998

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                                EXHIBIT A

Arteka Corporation

Arteka Natural Green Corporation

Arteka Nurseries, Inc.

D.R. Church Landscape Co., Inc.

Desert Care Landscaping, Inc.

Four Seasons Landscape & Maintenance, Inc.

Ground Control Landscaping, Inc.

Southern Tree & Landscape Company, Co.

Trees, Inc.